Massachusetts Investors Growth Stock Fund

      Supplement to the Current Statement of Additional Information Part I

Effective immediately, Appendix C entitled Portfolio Managers is hereby restated as follows:

PART I - APPENDIX C

PORTFOLIO MANAGERS

Compensation
Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

               The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the
               portfolio   manager   has  served  for  shorter   periods).

               The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio managers as of November 30, 2005. The following dollar ranges apply:

         N. None
         A. $1 - $10,000
         B. $10,001 - $50,000
         C. $50,001 - $100,000
         D. $100,001 - $500,000
         E. $500,001 - $1,000,000
         F. Over $1,000,000

Name of Portfolio Manager              Dollar Range of Equity Securities in Fund
-------------------------             -----------------------------------------
Stephen Pesek                                            D
S. Irfan Ali                                             N
Maureen H. Pettirossi                                    N

Other Accounts. In addition to the Fund, the Fund's portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of December 6, 2005 were as follows:

---------------------- ------------------------------ --------------------------- ---------------------------
                           Registered Investment       Other Pooled Investment
                                 Companies                     Vehicles                 Other Accounts
---------------------- ------------------------------ --------------------------- ---------------------------
---------------------- ------------- ---------------- ------------ -------------- ------------- -------------
        Name            Number of     Total Assets*    Number of   Total Assets    Number of    Total Assets
                        Accounts*                      Accounts                     Accounts
---------------------- ------------- ---------------- ------------ -------------- ------------- -------------
---------------------- ------------- ---------------- ------------ -------------- ------------- -------------
Stephen Pesek               6         $10.2 billion        0            N/A            10       $452 million
---------------------- ------------- ---------------- ------------ -------------- ------------- -------------
---------------------- ------------- ---------------- ------------ -------------- ------------- -------------
S. Irfan Ali                7         $10.1 billion        0            N/A            9            $412
                                                                                                  million
---------------------- ------------- ---------------- ------------ -------------- ------------- -------------
---------------------- ------------- ---------------- ------------ -------------- ------------- -------------
Maureen H. Pettirossi       7         $10.1 billion        0            N/A            9        $412 million
---------------------- ------------- ---------------- ------------ -------------- ------------- -------------

*  Includes the Fund.

With respect to the accounts identified in the table above, Stephen Pesek manages one Other Account with assets totaling $52 million, for which the advisory fees are based in part on the performance of the account. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

Potential Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

               The date of this Supplement is December 23, 2005.